SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 10, 2007

BANCFIRST CORPORATION
(Exact name of registrant as specified in its charter)

Oklahoma	0-14384	73-1221379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
101 N Broadway, Oklahoma City, OK		73102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(405) 270-1086

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
BancFirst Corporation announces the final results of tender offer, increases quarterly dividend, and joins the NASDAQ Financial-100 Index. Reference is made to the news release filed at Exhibit 99(i) to this Form 8-K and incorporated herein by reference.

Exhibit 99.1 Text of Press Release, dated September 10, 2007 issued by BancFirst Corporation titled “BancFirst Corporation Announces Final Results of Tender Offer, Increases Quarterly Dividend, and Joins the NASDAQ Financial-100 Index”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BancFirst Corporation
(Registrant)

September 10, 2007	/s/ Joe T. Shockley, Jr.
Joe T. Shockley, Jr.
(Principal Financial Officer)